EXHIBIT 10.5(a)

Installment Payment Plan Note

(Broadband Personal Communications Service, C Block: Auction Event No. 5)

US $

Washington, D.C.	January 27, 1997

License No.:

FOR VALUE RECEIVED, the undersigned,                         , a Delaware Corporation (“Maker”), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States (“Payee” or “Commission”), the principal sum of $                         DOLLARS (“Principal Amount”), together with accrued interest, computed at the annual rate of six and one half (6.5%) per annum, (“Annual Rate”) on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full.

Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:

Interest only, at the Annual Rate from the license grant date until the last day of the month ninety (90) days hence, shall be due and payable on April 30, 1997 in the amount of $                        . Commencing April 30, 1997, Maker shall pay interest only at the Annual Rate, in equal consecutive quarterly installments of $                        , due on the last day of the month and every ninety (90) days thereafter from April 30, 1997 through January 31, 2003 .

Commencing April 30, 2003, Maker shall pay principal and interest in equal quarterly installments of $                        , due on the last day of each month ninety (90) days hence through and including October 31, 2006.

The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on January 31, 2007 (“Maturity Date”).

All interest shall be computed on the basis of a 360-day year for actual days elapsed.

All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission’s designated lockbox location as set forth from time to time in the Commission’s then-applicable orders and regulations and/or public notices.

This Note is secured by, and entitled to the benefits of, a Security Agreement (the “Security Agreement”) of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note and that reference in the Security Agreement to “this Agreement” includes both the Security Agreement and this Note.

IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

A default under this Note (“Event of Default”) shall occur upon any or all of the following:

a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and

(1)	Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

(2)	Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;

or;

b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or

c. violation by Maker of any other covenant or term of this Note or the Security Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys’ fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys’ fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the Commission’s installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security Agreement.

No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

The Maker is liable for all costs of collection or enforcement of the Payee’s rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys’ fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors’ rights or involving a claim under this Note or any of the other loan documents.

Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.

Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days’ prior written notice to Payee, given in the manner provided in the Security Agreement.

Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.

Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE DISTRICT OF COLUMBIA.

THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO INCLUDE THIS SUBMISSION OR JURISDICTION AND WAIVER OF TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE

WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.

Maker acknowledges that this Note and Security Agreement (any attachments affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee’s representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.

If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.

Any notice demand or request hereunder shall be given in the manner set forth in the Security Agreement.

This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders and regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

Maker represents and warrants that any statements made by or on behalf of Maker in connection with this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee’s evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.

Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.

Date: March 10, 1997
[NAME OF MAKER]

By:

Its:

License No.:	C Block – Resume Payments

FIRST AMENDED AND MODIFIED

INSTALLMENT PAYMENT PLAN NOTE

FOR BROADBAND PCS C BLOCK

THIS FIRST AMENDED AND MODIFIED INSTALLMENT PAYMENT PLAN NOTE (“First Modification”) is executed on the 8th day of October, 1998, and is intended to be effective for all purposes as of the 31st day of July, 1998 (“Effective Date”), by and between: (i)             , a Delaware Corporation (“Maker”); and (ii) FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States (“Payee” or “Commission”).

W I T N E S S E T H

RECITALS:

R-1. Reference is made to that certain Installment Payment Plan Note made by Maker, payable to the order of the Commission, in the original principal amount of $             (the “Original Note”). The Original Note is secured by, among other things: (i) that certain Security Agreement by and between the Maker and the Commission (the “Security Agreement”); and (ii) those certain Financing Statements related thereto (collectively, the “Financing Statements”). The Original Note, Security Agreement, Financing Statements and all other documents evidencing, governing or securing the Original Note, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the “Loan Documents”. All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

R-2. The Security Agreement and Financing Statements created a first lien security interest in the “License” and the “Collateral” (as those terms are defined in the Security Agreement).

R-3. Pursuant to that certain Public Notice, DA 97-649 (rel. March 31, 1997) (the “Suspension Order”), the Commission suspended the deadline for payment of installment payments required to be made under the Original Note. Pursuant to that certain Second Report and Order and Further Notice of Proposed Rule Making adopted September 25, 1997 and released October 16, 1997 (the “Second Report and Order”), the Commission rescinded the Suspension Order and ordered the reinstatement of payments under the Original Note effective March 31, 1998 and agreed to a schedule for payment of all accrued and unpaid interest due under the Original Note. The Second Report and Order was subsequently modified by that certain Order on Reconsideration of the Second Report and Order adopted March 23, 1998 and released March 24,1998 (the “Order on Reconsideration”). Pursuant to the Order on Reconsideration and the Public Notice, DA-98-741 (rel. April 17, 1998), the date for the resumption of payments under the Original Note was changed to July 31, 1998 as well as certain other modifications to the terms contained in the Second Report and Order.

R-4. The Maker, along with thirteen related entities, filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) on October 20, 1997. On January 26, 1998, General Wireless, Inc. and GWI PCS, Inc. (together with the Subsidiary Debtors, the “Debtors”), also filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. The Debtors’ Chapter 11 cases are currently pending in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, before the Honorable Steven A. Felsenthal (the “Bankruptcy Court”) and are being jointly administered under Case No. 397-39676-SAF-11.

R-5. On June 4, 1998, the Bankruptcy Court entered a judgment (the “Avoidance Judgment”) in Adversary Proceeding No. 397-3492, captioned GWI PCS 1, Inc., et al. v. Federal Communications Commission (the “Adversary Proceeding”), avoiding the Subsidiary Debtors’ collective obligation to the Commission for any amount beyond $166 million.

R-6. Based upon the Avoidance Judgment, as well as a total of $106 million in qualifying payments previously made to the Commission by the Debtors in connection with the C-Block auction, the outstanding principal sum collectively due and owing to the Commission by the Subsidiary Debtors is $60 million (the “Total Obligation”).

R-7. On August 17, 1998, the Bankruptcy Court entered an Order Conditionally Sustaining Objection and Partially Disallowing Claim of FCC (the “Claim Order”), allowing the Commission’s claims against each of the Subsidiary Debtors in pro rata amounts, totaling the amount of the Total Obligation. Maker’s pro rata amount of the Total Obligation, as set forth in the Claim Order is $             (the “New Principal Amount”).

R-8. Pursuant to the terms of the Second Report and Order, as modified by the Order on Reconsideration, the Maker elected to continue to operate under the License and continue making payments under the Original Note in accordance with its terms, as modified by the Avoidance Judgment and the Claim Order, and subject to the modifications set forth herein (i) to the payment terms with respect to “Suspension Interest” and “Deferred Interest” (as those terms are defined below) and (ii) to reflect the New Principal Amount.

R-9. Pursuant to such election by Maker, Maker and the Commission are entering into this First Modification for the purpose of modifying the Original Note to provide for the repayment of all accrued and unpaid interest due under the Original Note, modified as set forth herein, and to make certain other conforming changes to the Original Note as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby covenant and agree and amend the Original Note as follows:

1. The foregoing Recitals, including all terms defined therein, are hereby incorporated in this First Modification to the same extent as if they had been herein stated in full.

The documents referred to in the Original Note shall include the documents referred to therein, as well as any and all modifications, amendments, additions and/or supplements thereto and/or replacements thereof.

2. Except as specifically modified herein, all of the terms, conditions and obligations of the Original Note shall remain in full force and effect, and all of the rights and remedies provided for therein shall be preserved to the Commission. If there is any conflict between the provisions of this First Modification and the provisions of the Original Note, the provisions of this First Modification shall govern and prevail.

3. The Security Agreement and Financing Statements will continue to encumber the License and Collateral with a first lien security interest. The Original Note, as modified by this First Modification (hereinafter collectively referred to as the “Note”), and all extensions, renewals, modifications and amendments and considerations thereof or substitutions therefor shall continue to be secured by the Security Agreement and all other documents, instruments, certifications, security agreements and financing statements executed and delivered in connection therewith by the Maker or by its successors. The Original Note and this First Modification shall be entitled to the benefits of, and to the security required to be provided by, the aforesaid documents, some of which contain provisions for the acceleration of the maturity of the Note upon the happening of certain stated events.

4. The Amortization Schedule attached to the Original Note as Schedule A is hereby deleted in its entirety and replaced by the Modified Amortization Schedule, attached hereto as Schedule A. All references in the Original Note to Schedule A shall hereafter refer to the Modified Amortization Schedule.

5. Maker and the Commission covenant and agree that pursuant to the terms of the Suspension Order and the Second Report and Order, interest payments under the Original Note were suspended for the period effective as of March 31, 1997 through and including March 31, 1998. The entire amount of unpaid interest that accrued during the period beginning with the grant date of the License through and including March 31, 1998, calculated based upon the New Principal Amount is hereinafter referred to as the “Suspension Interest”. All Suspension Interest is to be repaid in eight (8) equal payments with the first such payment being due on the Effective Date. In addition, pursuant to the terms of the Order on Reconsideration: (i) all interest accrued on the Original Note from April 1, 1998 through the Effective Date, calculated based upon the New Principal Amount (“Deferred Interest”), is due and payable in full on the Effective Date; (ii) all payments under the Note were reinstated as of the Effective Date; and (iii) the schedule for making quarterly interest and/or principal payments under the Note was changed to require quarterly payments on October 31, January 31, April 30 and July 31 of each year, with the first such payment being due and payable on October 31, 1998. Based upon the foregoing, the Original Note is hereby modified and amended to provide that the payments of interest and principal shall be as follows:

a. On the Effective Date, or when thereafter due, Maker shall make a payment to Payee in the amount of all Deferred Interest (“Deferred Interest Payment”).

b. On the Effective Date, or when thereafter due, and continuing on each following October 31, January 31, April 30 and July 31 thereafter until all Suspension Interest has been paid in full, Maker shall make a payment equal to one-eighth (1/8th) of the Suspension Interest outstanding as of March 31, 1998 (“Suspension Interest Payment”).

c. Thereafter, except as provided in Sections 5.a and 5.b above, Maker shall continue to make interest only payments to the Commission at the “Annual Rate” (as that term is defined in the Original Note) in equal consecutive quarterly installments in the amount as set forth in Schedule A, and principal and interest payments to the Commission in equal quarterly installments in the amount as set forth in Schedule A, all as provided in the Original Note and as modified hereby, except for the following:

(i) payments of interest accruing from and after the Effective Date shall now be due on October 31, January 31, April 30 and July 31 of each year (such quarterly dates are hereinafter referred to as the “New Quarterly Payment Dates” or individually a “New Quarterly Payment Date”);

(ii) the last quarterly interest only payment shall be due on the New Quarterly Payment Date occurring immediately prior to the date that the first payment of principal and interest is due;

(iii) if the first quarterly payment of principal and interest required under the Original Note is due on a New Quarterly Payment Date, the first quarterly payment of principal and interest shall be due on such New Quarterly Payment Date as provided in the Original Note and thereafter, Maker shall be required to make its payment of principal and interest in equal quarterly installments in the amount provided in the Original Note, as modified hereby, on each succeeding New Quarterly Payment Date; and

(iv) if the first quarterly payment of principal and interest required under the Original Note is due on a day other than one of the New Quarterly Payment Dates, the Original Note is hereby modified to provide that the first quarterly payment of principal and interest shall be due on the first New Quarterly Payment Date following the date currently provided in the Original Note for the first payment of principal and interest and thereafter, Maker shall be required to make its payments of principal and interest in equal quarterly installments in the amount provided in the Original Note, as modified hereby, on each succeeding New Quarterly Payment Date.

The Maker and the Commission acknowledge and agree that no modification is being made to the “Maturity Date” (as that term is defined in the Original Note) and that the entire New Principal Amount, together with accrued and unpaid interest thereon, and all other remaining obligations of Maker under the Note, if not sooner paid, shall be due and payable on the Maturity Date.

6. The sixth (6th) paragraph of the Original Note reading “All interest shall be computed on the basis of a 360-day year for actual days elapsed.” is hereby deleted in its entirety and replaced with the following:

Interest on the New Principal Amount of this Note shall be computed at the Annual Rate on the basis of a three hundred sixty (360) -day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full quarterly payment period shall be calculated by dividing the full quarterly payment by the actual number of calendar days in the applicable quarterly payment period to create a daily rate that is multiplied by the actual number of days elapsed since the last day of the previous quarterly payment period.

7. If the Suspension Interest Payment and Deferred Interest Payment due on the Effective Date are received by the Commission on or before October 29, 1998, together with any applicable late fee, Maker and the Commission agree that the paragraphs of the Original Note defining when an “Event of Default” occurs will be modified by deleting in their entirety the provisions beginning with the phrase “a. non-payment by Maker of any Principal or Interest on the date due...” and continuing through “...Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note; or” and replaced with the following:

a. Any non-payment by Maker of any Principal and/or Interest on the due date specified hereinabove, and the failure to make such payment, together with all applicable “Late Fees” (as hereinafter defined) within one hundred eighty (180) days after such Principal and/or Interest payment due date; or

8. The Original Note is hereby amended to provide that in addition to the Events of Default listed therein, as modified by this First Modification, it shall be an Event of Default under the Note if either the Suspension Interest Payment due on the Effective Date or the Deferred Interest Payment due on the Effective Date is not received by the Commission on or before October 29, 1998. No additional grace or cure period shall be applicable to such payment. All other payments of Suspension Interest shall be subject to the same terms and conditions as the remaining Principal and/or Interest payments under the Note.

9. The paragraph of the Original Note which imposes a late fee upon the occurrence of any Event of Default is hereby modified by deleting in its entirety the sentence reading “Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys’ fees, and default payment as specified in the then-applicable orders and regulations of the Commission as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment.” and substituting in its place the following:

Should any payment of Principal and/or Interest required under this Note not be paid in full on the due date as specified hereinabove, Maker acknowledges that the Payee will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of the

Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, pay to the Commission the “Late Fee” (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payments and the Maker confirms and agrees that the Late Fee is a fair approximation of the expense so incurred by the Payee. The “Late Fee” is defined as the total, if any, of the “Non-Delinquency Late Fee” and the “Grace Period Late Fee” (as hereinafter defined). The “Non-Delinquency Late Fee” shall be an amount equal to five percent (5.0%) of any Principal and/or Interest payment required to be made hereunder and shall be automatically assessed if such payment is not made on the original date that such Principal and/or Interest Payment is due (without the benefit of any notice or grace period). If such Principal and/or Interest payment, together with the Non-Delinquency Late Fee, is not made on or before the ninetieth (90th) -day after the original date that such Principal and/or Interest payment was due, such payment shall automatically be subject to a second late fee (the “Grace Period Late Fee”) equal to ten percent (10.0%) of the amount of such past due Principal and/or Interest Payment (without the benefit of any notice or grace period) in addition to the Non-Delinquency Late Fee.

In addition to the foregoing, there shall also automatically be imposed on Maker, and Maker shall pay to the Commission without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, the “Resumption Date Late Fee” (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payment of the Suspension Interest Payment due on the Effective Date and/or the Deferred Interest Payment. The Maker confirms and agrees that the Resumption Date Late Fee is a fair approximation of the expense so incurred by the Payee. The “Resumption Date Late Fee” shall be an amount equal to (i) five percent (5.0%) of the Suspension Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period), and (ii) five percent (5.0%) of the Deferred Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period).

Maker and Payee agree that all references in the Original Note to a late fee shall be deemed to be a reference to the Late Fee and/or the Resumption Date Late Fee, as applicable.

10. All defined terms contained in the Loan Documents shall have the same meaning as set forth therein except as may otherwise be expressly set forth in this First Modification. Maker and the Commission covenant and agree that the reference in the Security Agreement to the “Note” shall be deemed a reference to the Original Note, as modified by this First Modification.

11. This First Modification constitutes the entire agreement regarding the amendment and modification of the Original Note between Maker and the Commission and is intended by Maker and the Commission to be a complete, exclusive and final integration of all prior and contemporaneous agreements and negotiations of Maker and the Commission concerning the amendment and modification of the Original Note. There have been no other agreements, covenants, representations or warranties between Maker and the Commission regarding the amendment and modification of the Original Note other than those expressly stated or referred to in this First Modification or in any document delivered pursuant hereto.

12. The Commission acknowledges and agrees that, as of the date of this First Modification, maker is not in default under the Original Note and no event of Default has occurred.

13. This First Modification may be amended or modified only by written instruments signed by Maker and the Commission. If any covenant, condition or provision of this First Modification is declared by a court of competent jurisdiction to be invalid and not binding on the Maker and/or the Commission, such declaration shall in no way affect the validity of the other remaining covenants, conditions and provisions of this First Modification.

14. This First Modification shall bind, inure to the benefit of and be enforceable by Maker and the Commission, their respective heirs, beneficiaries, legal representatives, successors and assigns.

15. Except as modified by this First Modification, Maker agrees that the Original Note shall continue in full force and effect without modification, and the Original Note and all of the other Loan Documents, as the same may have been modified or amended, are hereby expressly approved, ratified, confirmed and reaffirmed by all parties to this First Modification.

16. This First Modification shall be governed and construed in accordance with the Communications Act of 1934, as amended from time to time, the then applicable orders and regulations of the Commission and federal law.

17. This First Modification may be executed in counterparts, each of which shall be deemed to be an original and all of which shall collectively be deemed to constitute a single document.

IN WITNESS WHEREOF, the undersigned have each executed this First Modification, under seal, as of the day and year first written.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE

FIRST AMENDED AND MODIFIED

INSTALLMENT PAYMENT PLAN NOTE

MAKER:

Witness/Attest:	, A DELAWARE CORPORATION

By:
Name:
Title:
Date: October 8, 1998

SIGNATURE PAGE

FIRST AMENDED AND MODIFIED

INSTALLMENT PAYMENT PLAN NOTE

COMMISSION:

FEDERAL COMMUNICATIONS COMMISSION

WITNESS:

By:
Name:
	Its:	Authorized Signatory for the Wireless Telecommunications Bureau, Federal Communications Commission